Exhibit 99.14(a)

                                                                EXECUTION COPY



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of April 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), Ohio Savings Bank, as seller (the "Seller"). and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-6AR (the "Trust").

                                   RECITALS

         WHEREAS MSMCI and the Seller have entered into a certain Mortgage Loan Purchase And Warranties Agreement, dated as of December 1, 2005 (the "Purchase Agreement"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Purchase Agreement;

         WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Purchase Agreement and are listed on the mortgage loan schedule attached as
Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

         WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

         1. Assignment and Assumption

         (a) On and of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Purchase Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

                MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Purchase Agreement which are not the Specified Mortgage Loans.

         (b) On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Purchase Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

         (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.



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         2. Recognition of Trustee

         (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans. It is the intention of the Seller, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

         (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Purchase Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Purchase Agreement and its rights concerning waivers as set forth in Section 23 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Purchase Agreement with respect thereto, solely by the Trustee as assignee of MSMCI.

         (c) It is expressly understood and agreed by the parties hereto that
(i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the Assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement (as defined herein below), (ii) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the Assignee shall be had solely to the assets of the Trust.

         3. Representations and Warranties

         (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Purchase Agreement or this Assignment.

         (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

         (c) Each of the Depositor, MSMCI and the Seller represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (d) The Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement dated as of the date hereof (the "Pooling and Servicing Agreement") among the Depositor, Wells Fargo Bank, National Association, as securities administrator and master servicer, and



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the Trustee), the representations and warranties set forth in Sections 9.01 and 9.02 of the Purchase Agreement (except for the representations and warranties set forth in Subsections 9.02 (c), (d), (e), (f), (g), (h), (m),
(n), (o), (p), (q), (r), (u), (w), (z), (gg), (hh), (qq) and (yy), which the
Seller hereby restates as of April 1, 2006), with respect to each of the Specified Mortgage Loans that were sold by it under the Purchase Agreement, to and for the benefit of the Depositor, the securities administrator, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

         4. Future Covenants

         (a) The Seller hereby agrees to provide written notice in compliance with Subsection 14.03(c) of the Purchase Agreement to Wells Fargo Bank, National Association, as Master Servicer.

         (b) The following paragraph is hereby incorporated into the Purchase Agreement as new Subsection 14.05:

         "Third Party Beneficiary. For purposes of this Agreement, any master servicer appointed in connection with a Reconstitution by the Purchaser shall be considered a third party beneficiary to this Agreement (including but not limited to Subsections 14.01, 14.03 and 14.04 hereof) with respect to the Mortgage Loans that are the subject of such Reconstitution, and such master servicer shall be entitled to all the rights and benefits accruing to any master servicer herein with respect to such Mortgage Loans as if it were a direct party to this Agreement."

         5. Continuing Effect

         Except as contemplated hereby, the Purchase Agreement shall remain in full force and effect in accordance with its terms.

         6. Governing Law

         This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

         7. Notices

         Any notices or other communications permitted or required under the Purchase Agreement to be made to the Depositor and the Trustee shall be made in accordance with the terms of the Purchase Agreement and shall be sent to the Depositor and Trustee as follows:

         In the case of MSMCI:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Morgan Stanley Mortgage Loan Trust 2006-6AR



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         With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

         In the case of the Depositor:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-6AR

         In the case of the Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services MSM 2006-6AR

          In the case of the Seller:

                  Ohio Savings Bank
                  1801 E. Ninth Street, Suite 200
                  Cleveland, OH 44114
                  Attention: VP of Trading

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Purchase Agreement.

         8. Ratification

         Except as modified and expressly amended by this Assignment, the Purchase Agreement are in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

         9. Counterparts

         This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         10. Definitions

         Any capitalized term used but not defined in this Assignment has the same meaning as in the Purchase Agreement.

                           [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                   MORGAN STANLEY MORTGAGE CAPITAL INC.


                                   By: /s/ Valerie Kay
                                       -------------------------------------
                                       Name:  Valerie Kay
                                       Title: Vice President


                                   MORGAN STANLEY CAPITAL I INC.


                                   By: /s/ Valerie Kay
                                       -------------------------------------
                                       Name:  Valerie Kay
                                       Title: Vice President


                                   OHIO SAVINGS BANK


                                   By: /s/ Kinov Zavoronos
                                       -------------------------------------
                                       Name:  Kinov Zavoronos
                                       Title: Vice President




Acknowledged and Agreed:

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-6AR



By: /s/ Christopher Lewis
    ----------------------------------
Name:  Christopher Lewis
Title: Assistant Vice President


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                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]